                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of the Report (Date of earliest event reported):
                                   April 15, 2003

                            Commission File Number: 001-9383

                             WESTAMERICA BANCORPORATION
                             --------------------------
                 (Exact name of registrant as specified in its charter)

                                    CALIFORNIA
                                    ----------
                             (State of incorporation)

                                    94-2156203
                                    ----------
                        (I.R.S. Employer Identification Number)

                    1108 FIFTH AVENUE, SAN RAFAEL, CALIFORNIA 94901
                    -----------------------------------------------
                 (Address of principal executive offices and zip code)

                                  (707) 863-8000
                                  --------------
                  (Registrant's area code and telephone number)

Item 7: Exhibits
----------------

99.1 Press release dated April 15, 2003


Item 9:  Regulation FD Disclosure
---------------------------------
(Furnished under Item 12)

This Current Report on Form 8-K is being furnished pursuant to Item 12, "Results of Operations and Financial Condition," in accordance with interim guidance promulgated by the Securities and Exchange Commission in Release No. 34-47583 that was issued March 27, 2003. See "Item 12: Results of Operations and Financial Condition" below.


Item 12:  Results of Operations and Financial Condition
-------------------------------------------------------

On April 15, 2003 Westamerica Bancorporation announced their quarterly earnings for the first quarter of 2003. A copy of the press release is attached as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                       SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/  DENNIS R. HANSEN
------------------------------------
Dennis R. Hansen, SVP and Controller

INDEX TO EXHIBITS
-----------------

                                                Sequentially
Exhibit No.         Description                 Number Page
-----------         ---------------------       -------------
  (99.1)            Press release dated               5-13
                    April 15, 2003

EXHIBIT 99.1


FOR IMMEDIATE RELEASE

April 15, 2003

WESTAMERICA BANCORPORATION FIRST QUARTER 2003 EARNINGS PER
SHARE INCREASE 10%

San Rafael, CA:	Westamerica Bancorporation (NASDAQ: WABC), parent company of
Westamerica Bank, today reported net income for the first quarter of 2003 of $23.0 million or $.69 diluted earnings per share, up from $21.7 million or $.63 diluted earnings per share for the first quarter of 2002. The return on equity
(ROE) for the first quarter of 2003 was 29.6 percent, and the return on assets (ROA) was 2.22 percent, compared to 29.2 percent and 2.25 percent, respectively, in the first quarter of 2002.

"We are pleased with first quarter results, especially our ability to sustain superior credit quality through this period of economic uncertainty. We have maintained our allowance for loan losses at $54 million or 2.2% of total loans, while non-performing loans and OREO declined to $9.3 million, down 10% from December 31, 2002," said Chairman, President and CEO David Payne. "Our balance sheet continues to demonstrate our low-risk profile while delivering high levels of profitability," added Payne.

Net interest income on a fully taxable equivalent basis was $54.1 million in the first quarter of 2003, compared to $55.0 million in the prior quarter and to $52.7 million in the first quarter of 2002. The first quarter 2003 net interest margin on a taxable equivalent basis was 5.58 percent, compared to 5.71 percent in the prior quarter and to 5.86 percent for the first quarter of 2002. The margin decrease is generally attributable to yields on loans and investments declining more than the decline in rates paid on deposits and other funds.

The provision for loan losses was $900 thousand for the first quarter of 2003 unchanged from the previous quarter and first quarter of 2002. Net loan charge-offs totaled $973 thousand or 0.16 percent of average loans (annualized) in the first quarter of 2003. At March 31, 2003, the allowance for loan losses was $54.2 million, or 2.20 percent of total loans.

Noninterest income in the first quarter of 2003 was $10.4 million, up from $10.0 million reported in the year-ago quarter. Higher fees on deposits, debit card and ATM fees, mortgage banking income, and other fees were offset in part by lower trust fees and financial services commissions in the first quarter of 2003 compared to first quarter of 2002.

Noninterest expense for the first quarter of 2003 totaled $25.5 million, down $221 thousand from the prior quarter, and down $158 thousand from the first quarter of 2002. The reduction in the first quarter of 2003 from the first quarter of 2002 included $165 thousand lower personnel costs; lower incentives were offset in part by higher employee benefit costs. The efficiency ratio for first quarter 2003 was 39.6 percent compared with 41.0 percent first quarter 2002.

Shareholders' equity was $337 million at March 31, 2003, up 9.5 percent from $308 million at March 31, 2002. The Company's equity-to-asset ratio was 7.7 percent at March 31, 2003, compared to 7.8 percent at March 31, 2002. Net repurchases of the Company's common stock in the first quarter 2003 totaled approximately 504 thousand shares.

At March 31, 2003, the Company had total assets of $4.4 billion, up 11 percent from March 31, 2002. At March 31, 2003, total loans outstanding were $2.5 billion, essentially unchanged from March 31, 2002.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 89 branches and two trust offices throughout 23 Northern and Central California counties.

Westamerica Bancorporation Web Address: www.westamerica.com

For additional information contact:
Westamerica Bancorporation
Robert A. Thorson  - SVP & Treasurer
707-863-6840

FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-K for the year ended December 31, 2002, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, the combination of the former Kerman State Bank and the former First Counties Bank, and other mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.
                                       #####

WESTAMERICA BANCORPORATION                Public Information April 15, 2003
FINANCIAL HIGHLIGHTS
March 31, 2003

1. Net Income Summary.

                                               (dollars in thousands except per-share amounts)
                                                                   Q1'03 /              Q1'03 /
                                                Q1'03      Q1'02    Q1'02     Q4'02      Q4'02
                                             ----------------------------------------------------
   1. Net Interest Income (FTE)                 $54,062    $52,712     2.6%   $54,985       -1.7%
   2. Loan Loss Provision                           900        900     0.0%       900        0.0%
   3. Noninterest Income                         10,375      9,999     3.8%    10,214        1.6%
   7. Noninterest Expense                        25,535     25,693    -0.6%    25,756       -0.9%
   8. Income Tax Provision (FTE)                 14,990     14,459     3.7%    15,287       -1.9%
   9. Net Income                                $23,012    $21,659     6.2%   $23,256       -1.0%
                                             ----------------------        -----------
   10.Average Shares Outstanding                 33,110     34,071    -2.8%    33,495       -1.1%
   11.Diluted Average Shares Outstanding         33,565     34,634    -3.1%    33,978       -1.2%
                                             ======================        ===========
   12.Operating Ratios:
   13.  Basic Earnings Per Share                  $0.70      $0.64     9.3%     $0.69        1.4%
   14.  Diluted Earnings Per Share                 0.69       0.63     9.6%      0.68        1.5%
   15.  Return On Assets                           2.22%      2.25%              2.23%
   16.  Return On Equity                           29.6%      29.2%              29.2%
   17.  Net Interest Margin                        5.58%      5.86%              5.71%
   18.  Efficiency Ratio                           39.6%      41.0%              39.5%

   19.Dividends Paid Per Share                    $0.24      $0.22     9.1%     $0.24        0.0%
   20.Dividend Payout Ratio                          35%        35%                35%


2. Net Interest Income.

                                                             (dollars in thousands)
                                                                   Q1'03 /              Q1'03 /
                                                Q1'03      Q1'02    Q1'02     Q4'02      Q4'02
                                             ----------------------------------------------------
   1. Interest and Fee Income (FTE)             $61,799    $63,133    -2.1%   $63,519       -2.7%
   2. Interest Expense                            7,737     10,421   -25.8%     8,534       -9.3%
                                             ----------------------        -----------
   3. Net Interest Income (FTE)                 $54,062    $52,712     2.6%   $54,985       -1.7%
                                             ======================        ===========
   4. Average Earning Assets                 $3,906,020 $3,631,344     7.6%$3,831,759        1.9%
   5. Average Interest-Bearing Liabilities    2,730,272  2,560,713     6.6% 2,642,475        3.3%

   6. Yield on Earning Assets (FTE)                6.38%      7.02%              6.60%
   7. Cost of Funds                                0.80%      1.16%              0.89%
   8. Net Interest Margin (FTE)                    5.58%      5.86%              5.71%
   9. Interest Expense/Interest-Bearing
         Liabilities                               1.14%      1.65%              1.28%
   10.Net Interest Spread (FTE)                    5.24%      5.37%              5.32%


WESTAMERICA BANCORPORATION                Public Information April 15, 2003

3. Loans & Other Earning Assets.

                                                   (average volume, dollars in thousands)
                                                                   Q1'03 /              Q1'03 /
                                                Q1'03      Q1'02    Q1'02     Q4'02      Q4'02
                                             ----------------------------------------------------
   1. Total Assets                           $4,201,864 $3,911,060     7.4%$4,128,465        1.8%
   2. Total Earning Assets                    3,906,020  3,631,344     7.6% 3,831,759        1.9%
   3. Total Loans                             2,424,017  2,470,989    -1.9% 2,451,940       -1.1%
   4.   Commercial Loans                      1,567,405  1,645,958    -4.8% 1,592,877       -1.6%
   5.   Consumer Loans                          856,612    825,031     3.8%   859,063       -0.3%
   6. Total Investment Securities             1,482,003  1,160,355    27.7% 1,379,819        7.4%
   7.   Available For Sale (Market Value)       986,413    951,610     3.7%   955,950        3.2%
   8.   Held To Maturity                        495,590    208,745   137.4%   423,869       16.9%
   9.       Unrealized Gain at Period-End        10,684      8,062    32.5%    11,786       -9.4%

   10.Loans/Deposits                               73.3%      77.1%              73.9%
   11.Loans/Earning Assets                         62.1%      68.0%              64.0%


4. Deposits & Other Interest-Bearing Liabilities.

                                                   (average volume, dollars in thousands)
                                                                   Q1'03 /              Q1'03 /
                                                Q1'03      Q1'02    Q1'02     Q4'02      Q4'02
                                             ----------------------------------------------------
   1. Total Deposits                         $3,306,929 $3,206,717     3.1%$3,319,086       -0.4%
   2.   Noninterest Demand                    1,117,566  1,013,418    10.3% 1,134,279       -1.5%
   3.    Interest-Bearing Transaction           557,227    522,286     6.7%   549,624        1.4%
   4.   Savings                                 965,313    891,724     8.3%   988,337       -2.3%
   5.   Other Time <$100K                       318,043    350,383    -9.2%   326,294       -2.5%
   6.   Other Time > $100K                      348,780    428,906   -18.7%   320,552        8.8%
   7. Total Short-Term Borrowings               348,479    255,552    36.4%   263,061       32.5%
   8.   Fed Funds Purchased                     175,553     80,752   117.4%    82,314      113.3%
   9.   Other Short-Term Funds                  172,926    174,800    -1.1%   180,747       -4.3%
   10.FHLB Debt                                 170,000     86,183    97.3%   170,000        0.0%
   11.Long-Term Debt                             22,430     25,679   -12.7%    24,607       -8.8%
   12.Shareholders' Equity                      315,132    301,014     4.7%   315,632       -0.2%

   13.Demand Deposits/Total Deposits               33.8%      31.6%              34.2%
   14.Low-Cost Deposits/Total Deposits             79.8%      75.7%              80.5%


5. Interest Yields Earned & Rates Paid.

                                                                          (dollars in thousands)
                                                           Q1'03              Q4'02                 Q1'02                 2002
                                             ------------------------------           ---------------------------------
                                               Average    Income/   Yield/   Yield/     Average    Income/    Yield/     Yield/
                                               Volume     Expense    Rate     Rate      Volume     Expense     Rate       Rate
                                             ------------------------------------------------------------------------------------
   1. Interest Income Earned to:
   2.   Total Earning Assets (FTE)           $3,906,020    $61,799    6.38%      6.60%$3,631,344    $63,133       7.02%     6.80%
   3.   Total Loans (FTE)                     2,424,017     41,704    6.97%      7.14% 2,470,989     45,221       7.41%     7.30%
   4.     Commercial Loans (FTE)              1,567,405     28,588    7.54%      7.66% 1,645,958     30,469       7.55%     7.62%
   5.     Consumer Loans                        856,612     13,116    6.18%      6.46%   825,031     14,752       7.21%     6.88%
   6.   Total Investment Securities (FTE)     1,482,003     20,095    5.42%      5.64% 1,160,355     17,912       6.18%     5.85%

   7. Interest Expense Paid to:
   8.   Total Earning Assets                  3,906,020      7,737    0.80%      0.89% 3,631,344     10,421       1.16%     1.04%
   9.   Total Interest-Bearing Liabilities    2,730,272      7,737    1.14%      1.28% 2,560,713     10,421       1.65%     1.50%
   10.  Total Interest-Bearing Deposits       2,189,363      4,907    0.91%      1.05% 2,193,299      8,141       1.51%     1.30%
   11.     Interest-Bearing Transaction         557,227        242    0.18%      0.23%   522,286        407       0.32%     0.29%
   12.    Savings                               965,313      1,708    0.83%      0.96%   891,724      2,742       1.40%     1.22%
   13.    Other Time < $100K                    318,043      1,526    1.95%      2.16%   350,383      2,394       2.77%     2.46%
   14.    Other Time >$100K                     348,780      1,431    1.66%      1.96%   428,906      2,598       2.46%     2.30%
   15.  Total Short-Term Borrowings             348,479        851    0.98%      1.07%   255,552      1,026       1.64%     1.41%
   16.    Fed Funds Purchased                   175,553        547    1.25%      1.38%    80,752        348       1.72%     1.62%
   17.    Other Short-Term Funds                172,926        304    0.71%      0.94%   174,800        678       1.60%     1.33%
   18.  FHLB Debt                               170,000      1,575    3.72%      3.72%    86,183        793       3.72%     3.72%
   19.  Long-Term Debt                           22,430        404    7.18%      7.18%    25,679        461       7.18%     7.18%

   20.Net Interest Income and Margin (FTE)                 $54,062    5.58%      5.71%              $52,712       5.86%     5.76%


WESTAMERICA BANCORPORATION                Public Information April 15, 2003

6. Noninterest Income.

                                                               (dollars in thousands)
                                                                   Q1'03 /              Q1'03 /
                                                Q1'03      Q1'02    Q1'02     Q4'02      Q4'02
                                             ----------------------------------------------------
   1. Service Charges on Deposit Accounts        $6,425     $6,002     7.0%    $6,184        3.9%
   2. Merchant Credit Card Income                   862        905    -4.8%       891       -3.3%
   3. ATM Fees & Interchange                        560        517     8.3%       576       -2.8%
   4. Debit Card Fees                               494        406    21.7%       542       -8.9%
   5. Financial Services Fees                       207        339   -38.9%       267      -22.5%
   6. Mortgage Banking Income                       226        187    20.9%       278      -18.7%
   7. Trust Fees                                    238        311   -23.5%       246       -3.3%
   8. Other Income                                1,363      1,332     2.3%     1,230       10.8%
                                             ----------------------        -----------
   9. Total Noninterest Income                  $10,375     $9,999     3.8%   $10,214        1.6%
                                             ======================        ===========
   10.Operating Ratios:
   11.   Total Revenue                          $64,437    $62,711     2.8%   $65,199       -1.2%
   12.   Noninterest Income/Revenue                16.1%      15.9%              15.7%
   13.   Service Charges/Deposits (annualized)     0.79%      0.76%              0.74%
   14.   Total Revenue Per Share (annualized)     $7.89      $7.46     5.7%     $7.72        2.2%


7. Noninterest Expense.

                                                               (dollars in thousands)
                                                                   Q1'03 /              Q1'03 /
                                                Q1'03      Q1'02    Q1'02     Q4'02      Q4'02
                                             ----------------------------------------------------
   1. Salaries & Benefits                       $13,698    $13,863    -1.2%   $13,373        2.4%
   2. Occupancy                                   2,995      2,931     2.2%     3,068       -2.4%
   3. Equipment                                   1,374      1,434    -4.2%     1,534      -10.4%
   4. Data Processing                             1,559      1,499     4.0%     1,535        1.6%
   5. Courier                                       929        889     4.5%       929        0.0%
   6. Postage                                       420        405     3.7%       402        4.5%
   7. Telephone                                     425        409     3.9%       442       -3.8%
   8. Professional Fees                             413        371    11.3%       454       -9.0%
   9. Stationery & Supplies                         318        345    -7.8%       382      -16.8%
   10.Loan Expense                                  276        333   -17.1%       323      -14.6%
   11.Merchant Card Expense                         342        340     0.6%       352       -2.8%
   12.Operational Losses                            173        231   -25.1%       284      -39.1%
   13.OREO                                            1         49   -98.0%        91      -98.9%
   14.Amortization of Core Deposit Intangible       249        201    23.9%       301      -17.3%
   15.Amortization of Goodwill                        0          0     0.0%         0        0.0%
   16.Other Operating                             2,363      2,393    -1.3%     2,286        3.4%
                                             ----------------------        -----------
   19.Total Noninterest Expense                 $25,535    $25,693    -0.6%   $25,756       -0.9%
                                             ======================        ===========
   20.FTE Staff                                   1,047      1,081    -3.1%     1,062       -1.4%
   21.Average Assets per FTE Staff               $4,013     $3,618    10.9%    $3,887        3.2%
   22.Operating Ratios:
   23.   Revenue per FTE Staff (annualized)        $250       $235     6.1%      $244        2.5%
   24.   Noninterest Expense/Earning Assets        2.65%      2.87%              2.67%
   25.   Noninterest Expense/Revenues              39.6%      41.0%              39.5%


WESTAMERICA BANCORPORATION                Public Information April 15, 2003

8. Loan Loss Provision.

                                                               (dollars in thousands)
                                                                   Q1'03 /              Q1'03 /
                                                Q1'03      Q1'02    Q1'02     Q4'02      Q4'02
                                             ----------------------------------------------------
   1. Loan Loss Provision                          $900       $900     0.0%      $900        0.0%
   2. Gross Loan Losses                           2,028      1,644    23.4%     1,593       27.3%
   3. Net Loan Losses                               973        838    16.1%     1,120      -13.1%
   4. Recoveries/Gross Losses                        52%        49%                30%
   5. Average Total Loans                    $2,424,017 $2,470,989    -1.9%$2,451,940       -1.1%
   6. Net Loan Losses/Loans (annualized)           0.16%      0.14%              0.18%
   7. Loan Loss Provision/Loans (annualized)       0.15%      0.15%              0.15%
   8. Loan Loss Provision/Net Loan Losses          92.5%     107.4%              80.4%


9. Credit Quality.

                                                                          (dollars in thousands)
                                                                   3/31/03 /           3/31/03 /
                                               3/31/03    3/31/02  3/31/02  12/31/02   12/31/02    9/30/02    6/30/02
                                             --------------------------------------------------------------------------
   1. Nonperforming Nonaccrual Loans             $6,402     $4,395    45.7%    $5,717       12.0%    $5,827     $6,980
   2. Performing Nonaccrual Loans                 2,471      3,195   -22.7%     3,464      -28.7%     3,845      3,279
                                             ----------------------        -----------           ----------------------
   3. Total Nonaccrual Loans                      8,873      7,590    16.9%     9,181       -3.4%     9,672     10,259
   4. Accruing Loans 90+ Days Past Due              320        252    27.0%       738      -56.6%       257        189
                                             ----------------------        -----------           ----------------------
   5. Total Nonperforming Loans                   9,193      7,842    17.2%     9,919       -7.3%     9,929     10,448
   6. Other Real Estate Owned                        88        834   -89.4%       381      -76.9%       470        473
                                             ----------------------        -----------           ----------------------
   7. Total Nonperforming Loans & OREO           $9,281     $8,676     7.0%   $10,300       -9.9%   $10,399    $10,921
                                             ======================        ===========           ======================
   8. Classified Loans                          $32,505    $26,687    21.8%   $34,001       -4.4%   $33,743    $30,029
                                             ======================        ===========           ======================
   9. Allowance for Loan Losses                 $54,154    $52,147     3.8%   $54,227       -0.1%   $54,447    $54,324
   10.Total Loans Outstanding                 2,456,161  2,461,696    -0.2% 2,494,638       -1.5% 2,508,272  2,507,968
   11.Total Assets                            4,386,455  3,962,294    10.7% 4,224,867        3.8% 4,209,564  4,072,502

   12.Allowance for Loan Losses/Total Loans        2.20%      2.12%              2.17%                 2.17%      2.17%
   13.Nonperforming Loans/Total Loans              0.37%      0.32%              0.40%                 0.40%      0.42%
   14.Nonperforming Loans & OREO/Total Assets      0.21%      0.22%              0.24%                 0.25%      0.27%
   15.Allowance/Nonperforming Loans                 589%       665%               547%                  548%       520%

   16.Allowance for Loan Losses/Classified
         Loans                                      167%       195%               159%                  161%       181%
   17.Classified Loans/
   18.  (Equity + Allowance for Loan Losses)        8.3%       7.4%               8.6%                  8.7%       8.0%


WESTAMERICA BANCORPORATION                Public Information April 15, 2003

10.Capital.

                                                        (dollars in thousands, except per-share amounts)
                                                                   3/31/03 /           3/31/03 /
                                               3/31/03    3/31/02  3/31/02  12/31/02   12/31/02    9/30/02    6/30/02
                                             --------------------------------------------------------------------------
   1. Shareholders' Equity                     $336,946   $307,637     9.5%  $341,499       -1.3%  $335,440   $320,373
   2. Tier I Regulatory Capital                 294,297    280,753     4.8%   300,159       -2.0%   293,154    285,068
   3. Total Regulatory Capital                  333,545    321,040     3.9%   339,115       -1.6%   332,176    326,050

   4. Total Assets                            4,386,455  3,962,294    10.7% 4,224,867        3.8% 4,209,564  4,072,502
   5. Risk-Adjusted Assets                    3,114,609  3,007,930     3.5% 3,091,081        0.8% 3,094,892  3,062,007

   6. Shareholders' Equity/Total Assets            7.68%      7.76%              8.08%                 7.97%      7.87%
   7. Shareholders' Equity/Total Loans            13.72%     12.50%             13.69%                13.37%     12.77%
   8. Tier I Capital/Total Assets                  6.71%      7.09%              7.10%                 6.96%      7.00%
   9. Tier I Capital/Risk-Adjusted Assets          9.45%      9.33%              9.71%                 9.47%      9.31%
   10.Total Capital/Risk-Adjusted Assets          10.71%     10.67%             10.97%                10.73%     10.65%
   11.Shares Outstanding                         32,907     33,831    -2.7%    33,411       -1.5%    33,602     33,753
   12.Book Value Per Share ($)                   $10.24      $9.09    12.6%    $10.22        0.2%     $9.98      $9.49
   13.Market Value Per Share ($)                  39.49      42.75    -7.6%     40.18       -1.7%     40.28      39.18


   14.Share Repurchase Programs

                                                               (shares in thousands)
                                                                   Q1'03 /              Q1'03 /
                                                Q1'03      Q1'02    Q1'02     Q4'02      Q4'02
                                             ----------------------------------------------------
   15.Total Shares Repurchased/Canceled             568        558     1.8%       248      129.0%
   16.  Average Repurchase Price                 $40.34     $41.15    -2.0%    $40.92       -1.4%
   17.Net Shares Repurchased                        504        389    29.6%       191      163.9%


WESTAMERICA BANCORPORATION                Public Information April 15, 2003

11.Period-End Balance Sheets.

                                                                               (dollars in thousands)
                                                                   3/31/03 /           3/31/03 /
                                               3/31/03    3/31/02  3/31/02  12/31/02   12/31/02    9/30/02    6/30/02
                                             --------------------------------------------------------------------------
   1. Assets:
   2.   Cash and Money Market Assets           $186,914   $173,563     7.7%  $223,210      -16.3%  $175,666   $184,222

   3. Investment Securities Available
           For Sale                         S 1,048,386    975,256     7.5%   947,848       10.6% 1,003,833    986,392
   4. Investment Securities Held to
           Maturity                             520,896    213,343   144.2%   438,985       18.7%   399,735    279,640
   5.   Loans, gross                          2,456,161  2,461,696    -0.2% 2,494,638       -1.5% 2,508,272  2,507,968
   6.   Allowance For Loan Losses               (54,154)   (52,147)    3.8%   (54,227)      -0.1%   (54,447)   (54,324)
                                             ----------------------        -----------           ----------------------
   7.   Loans, net                            2,402,007  2,409,549    -0.3% 2,440,411       -1.6% 2,453,825  2,453,644
                                             ----------------------        -----------           ----------------------
   8.   Other Real Estate Owned                      88        834   -89.4%       381      -76.9%       470        473
   9.   Premises and Equipment                   36,543     38,893    -6.0%    37,396       -2.3%    38,054     39,078
   10.  Core Deposit Intangible Assets            3,931      2,483    58.3%     4,180       -6.0%     4,481      4,782
   11.  Goodwill                                 17,996     16,329    10.2%    17,996        0.0%    17,996     17,996
   12.  Interest Receivable and Other Assets    169,694    132,044    28.5%   114,460       48.3%   115,504    106,275
                                             ----------------------        -----------           ----------------------
   13.Total Assets                           $4,386,455 $3,962,294    10.7%$4,224,867        3.8%$4,209,564 $4,072,502
                                             ======================        ===========           ======================
   14.Liabilities and Shareholders' Equity:
   15.  Deposits:
   16.    Noninterest Bearing                $1,129,455 $1,033,063     9.3%$1,146,828       -1.5%$1,105,313 $1,081,967
   17.    Interest-Bearing Transaction          553,105    540,131     2.4%   559,875       -1.2%   521,417    528,226
   18.    Savings                               980,291    924,731     6.0%   952,319        2.9% 1,008,847    979,289
   19.    Time                                  667,237    753,199   -11.4%   635,043        5.1%   650,325    725,958
                                             ----------------------        -----------           ----------------------
   20.  Total Deposits                        3,330,088  3,251,124     2.4% 3,294,065        1.1% 3,285,902  3,315,440
                                             ----------------------        -----------           ----------------------
   21.  Short-Term Borrowed Funds               416,219    185,326   124.6%   349,736       19.0%   335,989    228,635
   22.  Federal Home Loan Bank Advances         170,000    115,000    47.8%   170,000        0.0%   170,000    140,000
   24.  Debt Financing and Notes Payable         21,393     24,607   -13.1%    24,607      -13.1%    24,607     24,607
   25. Liability For Interest, Taxes
           and Other                            111,809     78,600    42.3%    44,960      148.7%    57,626     43,447
                                             ----------------------        -----------           ----------------------
   26.Total Liabilities                       4,049,509  3,654,657    10.8% 3,883,368        4.3%$3,874,124  3,752,129
                                             ----------------------        -----------           ----------------------
   27.Shareholders' Equity:
   28.  Paid-In Capital                        $203,549   $211,608    -3.8%  $217,198       -6.3%  $222,494   $226,551
   29.  Unrealized Gain on Investment
   30.        Securities Available For Sale      20,710      8,062   156.9%    19,152        8.1%    19,798     14,184
   31.  Retained Earnings                       112,687     87,967    28.1%   105,149        7.2%    93,148     79,638
                                             ----------------------        -----------           ----------------------
   32.Total Shareholders' Equity                336,946    307,637     9.5%   341,499       -1.3%   335,440    320,373
                                             ----------------------        -----------           ----------------------
   32.Total Liabilities and Shareholders'
         Equity                              $4,386,455 $3,962,294    10.7%$4,224,867        3.8%$4,209,564 $4,072,502
                                             ======================        ===========           ======================

WESTAMERICA BANCORPORATION                Public Information April 15, 2003

12.Income Statements.

                                               (dollars in thousands, except per-share amounts)
                                                                   Q1'03 /              Q1'03 /
                                                Q1'03      Q1'02    Q1'02     Q4'02      Q4'02
                                             ----------------------------------------------------
   1. Interest and Fee Income:
   2.   Loans                                   $40,413    $43,966    -8.1%   $42,787       -5.5%
   3.   Money Market Assets and Funds Sold            3          0                  2       50.0%
   4.   Investment Securities Available
          For Sale                               11,474     12,144    -5.5%    11,355        1.0%
   5.   Investment Securities Held to
         Maturity                                 5,235      2,828    85.1%     4,908        6.7%
                                             ----------------------        -----------
   6. Total Interest Income                      57,125     58,938    -3.1%    59,052       -3.3%
                                             ----------------------        -----------
   7. Interest Expense:
   8.   Transaction Deposits                        242        407   -40.5%       318      -23.9%
   9.   Savings Deposits                          1,708      2,742   -37.7%     2,089      -18.2%
   10.  Time Deposits                             2,957      4,992   -40.8%     3,358      -11.9%
   11.  Short-Term Borrowed Funds                   851      1,026   -17.1%       716       18.9%
   12.  Federal Home Loan Bank Advances           1,575        793    98.6%     1,610       -2.2%
   13.  Debt Financing and Notes Payable            404        461   -12.4%       443       -8.8%
                                             ----------------------        -----------
   14.Total Interest Expense                      7,737     10,421   -25.8%     8,534       -9.3%
                                             ----------------------        -----------
   15.Net Interest Income                        49,388     48,517     1.8%    50,518       -2.2%
                                             ----------------------        -----------
   16.Provision for Loan Losses                     900        900     0.0%       900        0.0%
                                             ----------------------        -----------
   17.Noninterest Income:
   18.  Service Charges on Deposit Accounts       6,425      6,002     7.0%     6,184        3.9%
   19.  Merchant Credit Card                        862        905    -4.8%       891       -3.3%
   20.  Financial Services Commissions              207        339   -38.9%       267      -22.5%
   21.  Mortgage Banking                            226        187    20.9%       278      -18.7%
   22.  Trust Fees                                  238        311   -23.5%       246       -3.3%
   23.  Other                                     2,417      2,255     7.2%     2,348        2.9%
                                             ----------------------        -----------
   24.Total Noninterest Income                   10,375      9,999     3.8%    10,214        1.6%
                                             ----------------------        -----------
   25.Noninterest Expense:
   26.  Salaries and Related Benefits            13,698     13,863    -1.2%    13,373        2.4%
   27.  Occupancy                                 2,995      2,931     2.2%     3,068       -2.4%
   28.  Equipment                                 1,374      1,434    -4.2%     1,534      -10.4%
   29.  Data Processing                           1,559      1,499     4.0%     1,535        1.6%
   30.  Professional Fees                           413        371    11.3%       454       -9.0%
   31.  Other Real Estate Owned                       1         49     n/m         91        n/m
   32.  Other                                     5,495      5,546    -0.9%     5,701       -3.6%
                                             ----------------------        -----------
   33.Total Noninterest Expense                  25,535     25,693    -0.6%    25,756       -0.9%
                                             ----------------------        -----------
   34.Income Before Income Taxes                 33,328     31,923     4.4%    34,076       -2.2%
   35.Provision for income taxes                 10,316     10,264     0.5%    10,820       -4.7%
                                             ----------------------        -----------
   36.Net Income                                $23,012    $21,659     6.2%   $23,256       -1.0%
                                             ======================        ===========
   37.Average Shares Outstanding                 33,110     34,071    -2.8%    33,495       -1.1%
   38.Diluted Average Shares Outstanding         33,565     34,634    -3.1%    33,978       -1.2%

   39.Per Share Data:
   40.  Basic Earnings                            $0.70      $0.64     9.3%     $0.69        1.4%
   41.  Diluted Earnings                           0.69       0.63     9.6%      0.68        1.5%
   42.  Dividends Paid                             0.24       0.22     9.1%      0.24        0.0%
